UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2007

LaPolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
FEBRUARY 23, 2007

SECTION 1 - R EGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

Revolving Credit and Term Loan Agreement

LaPolla Industries, Inc. (the “Company” or “LaPolla”) entered into a Revolving Credit and Term Loan Agreement with ComVest Capital, LLC, on February 21, 2007 (the “Credit Facility”). Under the terms of the Credit Facility, ComVest has agreed to loan up to $3,500,000 under a revolving credit note and $2,000,000 to the Company under a convertible term note.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation

(a) Convertible Term Note

In connection with the establishment of the Credit Facility described in Section 1 above, the Company entered into a Convertible Term Note of even date (the “Convertible Note”) and contemporaneously with closing received $1,339,491 for working capital purposes, $1,010,509 was paid to Wachovia Bank, N.A. to retire LaPolla’s former line of credit, and $150,000 was paid to ComVest for closing fees and transactional expenses. The Convertible Note bears interest at the rate of 10% per annum, principle payments of $66,666.67 commence on September 30, 2007 and end on February 28, 2010, and is convertible to common stock at the rate of $.80 per share optionally by ComVest at any time or mandatorily by LaPolla subject to satisfaction of certain conditions.

(b) Revolving Credit Note

In connection with the establishment of the Credit Facility described in Section 1 above, the Company entered into a Revolving Credit Note of even date (the “ComVest Revolver”) and contemporaneously with closing received $500,000 for working capital purposes. The ComVest Revolver bears interest equal to the greater of (a) the Prime Rate plus 1%, or 9.5% until February 28, 2009.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events

Warrants

In connection with the establishment of the Credit Facility described in Section 1 above, the Company issued three tranches of warrants to purchase an aggregate of 1,500,000 shares of LaPolla common stock at a price per share calculated based on the closing stock price over the last 20 days prior to the date of closing. The exercise prices for the 3 tranches of warrants are as follows (a) tranche 1 (110% of average closing price) = $0.68; (b) tranche 2 (125% of average closing price) = $0.77; and (c) tranche 3 (150% of average closing price) = $0.93.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2007	LAPOLLA INDUSTRIES, INC.

/s/ Michael T. Adams, EVP

Michael T. Adams
Executive Vice President

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Revolving Credit and Term Loan Agreement between LaPolla and ComVest dated February 21, 2007.
10.2	Convertible Term Note between LaPolla and ComVest dated February 21, 2007.
10.3	Revolving Credit Note between LaPolla and ComVest dated February 21, 2007.
10.4	Warrant No. CV-1 To Purchase Shares of Common Stock to ComVest dated February 21, 2007.
10.5	Warrant No. CV-2 To Purchase Shares of Common Stock to ComVest dated February 21, 2007.
10.6	Warrant No. CV-3 To Purchase Shares of Common Stock to ComVest dated February 21, 2007.
99.1	Collateral Agreement between LaPolla and ComVest dated February 21, 2007.
99.2	Registration Rights Agreement between LaPolla and ComVest dated February 21, 2007.